[FLAG INVESTORS LOGO]
                                 FLAG INVESTORS




                                  [PHOTOGRAPH]




                                      FLAG
                                    INVESTORS
                                    MARYLAND
                                  INTERMEDIATE
                                TAX-FREE INCOME
                                      FUND



                                  ANNUAL REPORT
                                 MARCH 31, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

* Interest rates rose erratically during most of the past year. As a result, your Fund had modest total returns of 1.9% for the six months and 4.1% for the twelve months ended March 31, 1997.

* To take advantage of high yields, we extended the Fund's weighted average maturity late last year. We used higher coupon issues to stabilize principal volatility if rates should rise.

* While we remain optimistic about the tone of the municipal bond market, the Federal Reserve Board's recent actions to raise short-term rates cannot be ignored.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the progress of your Fund for the six and twelve months ended March 31, 1997.

     Against a late-cycle backdrop of a still-expanding economy and attendant inflationary expectations, interest rates rose erratically during much of the past twelve months, ending the year up slightly by 0.50%. While influenced by this shift in rates, your Fund--and municipal bonds in general--made respectable forward progress and delivered positive, albeit moderate, returns. As an asset class, tax-exempt bonds had returns that were favorably affected by the timely combination of continued strong retail and institutional demand, dwindling forward supply and fading fears of tax reform and flat tax legislation. Although returns are far below the double-digit returns of several years ago, they reflect the durable resilience of this asset class and its appropriateness in the portfolios of tax-weary investors.

     With its intermediate-term maturity range, your Fund's Class A Shares recorded a total return of 1.9% for the six months and 4.1% for the twelve months ended March 31, 1997. Having taken steps during the winter to stabilize the Fund's net asset value (NAV) at the $9.75 to $9.85 level, the bulk of these returns has come from coupon interest income. Although adversely affected by the nominal rise in rates, the Class A Shares' NAV has declined only four cents, from $9.82 to $9.78, since September 30, 1996.

     Specific total return comparisons are detailed in the chart below.

Total Return Comparisons(1)
--------------------------------------------------------------------------------
                                                Six      Twelve      Average
  Periods Ended March 31, 1997                Months     Months     Maturity
--------------------------------------------------------------------------------
  Flag Investors Maryland Intermediate
--------------------------------------------------------------------------------
    Tax-Free Income Fund--Class A Shares        1.9%      4.1%      8.1 years
--------------------------------------------------------------------------------
  Lehman Brothers 7-Year Municipal Bond Index   2.3%      4.6%      6.9 years
--------------------------------------------------------------------------------
  Lehman Brothers Municipal Bond Index          2.3%      5.5%     14.0 years
--------------------------------------------------------------------------------
  Lipper Other States Intermediate
--------------------------------------------------------------------------------
    Municipal Debt Funds Average                2.1%      3.9%         n/a
--------------------------------------------------------------------------------
(1) These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers Municipal Bond Index are unmanaged indices that are widely recognized as indicators of performance in the intermediate-term and long-term municipal bond sectors, respectively. The Lipper Other States Intermediate Municipal Debt Funds Average is an index of managed funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years and are exempt from taxation on a specified state or city. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

--------------------------------------------------------------------------------

Portfolio Considerations

     In response to monthly reports of strong retail sales, housing starts and employment gains, the general level of tax-exempt rates, in empathy with their taxable counterparts, rose erratically during the winter months (see chart below). Although we extended the Fund's weighted average maturity from 7.5 to
8.1 years late last year, we did so with higher coupon issues that would be less susceptible to principal volatility should rates rise sharply. We continue to commit new funds in the 7- to 10-year range at cyclical rates that we expect will prove to be very attractive. With quality spreads so narrow (the yield difference between AAA and lower quality A issues), we have found few reasons to lower the Fund's quality bias just to increase its yield. This may have penalized recent relative performance, but we are confident, given the tendency of spreads to expand as rates rise, that we will have ample opportunities among many of Maryland's A- and AA-rated issues in the months ahead.


                         10-Year AAA General Obligation
                                Municipal Yields
                               (3/31/96-3/31/97)


                                    4.92
                                    5.05
                                    5.02
                                    4.99
                                    4.94
                                    5.14
                                    5.08
                                    5.05
                                    5.01
                                    5.14
                                    5.29
                                    5.24
                                    5.21
                                    5.11
                                    5.28
                                    5.18
                                    5.1
                                    5.09
                                    4.9
                                    4.83
                                    4.87
                                    4.97
                                    5.07
                                    5.08
                                    4.98
                                    5.04
                                    4.95
                                    4.9
                                    4.98
                                    4.99
                                    4.98
                                    4.91
                                    4.85
                                    4.8
                                    4.75
                                    4.68
                                    4.76
                                    4.78
                                    4.78
                                    4.74
                                    4.8
                                    4.91
                                    4.93
                                    4.94
                                    4.91
                                    4.85
                                    4.73
                                    4.79
                                    4.84
                                    4.87
                                    4.9
                                    4.97
                                    5.03

--------------------------------------------------------------------------------

Market Outlook

     Like other capital market instruments, investor expectations coupled with traditional supply and demand factors will continue to affect investment returns from municipal bonds. For the balance of 1997, and well into the next year, we remain optimistic about the general tone of the municipal bond market; however, we cannot ignore recent preemptive actions on the part of the Federal Reserve Board to raise short-term rates. Though we do not know the magnitude nor the duration of Fed policy decisions, we do know that there are few similarities between now and the last period of monetary restraint three years ago when interest rates were artificially low and very stimulative. Although no two rate cycles are the same, we do not think that a major Fed-induced monetary squeeze is in the cards.

     Favorable supply and demand characteristics within the municipal bond market still bode well for strong performance relative to Treasuries and other fixed-income securities. Although the yield ratio between taxable and tax-exempt yields has declined over the last 18 months (see chart below), we expect the demand-side trends of the past quarter to continue as retail and institutional investors (primarily property and casualty insurers) grow more comfortable with the inflation outlook and shift their portfolio bias toward asset allocations favoring bonds over stocks. Likewise, the supply-side of the equation continues to be influenced by a general contraction in the overall forward supply of municipal underwritings. In Maryland, year-over-year first quarter underwritings are down by 9%. Although issues surrounding tax-reform may re-emerge, we consider current tax-exempt rate levels for Maryland-domiciled municipals--at 73% to 80% of comparable 10-year U.S. Treasury yields--still attractive for the high tax bracket Maryland investor.


AAA-Rated Municipal Yields as a Percentage of U.S. Treasury Yields

--------------------------------------------------------------------------------
  Maturity of
  AAA-Rated
  Municipals           9/30/95          3/31/96          9/30/96         3/31/97
--------------------------------------------------------------------------------
  10-Year               77.7%            77.8%            74.3%           73.1%
--------------------------------------------------------------------------------
  20-Year               89.4%            82.0%            80.1%           79.3%
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

Dividend Policy

     The Class A Shares' monthly dividend remains at $0.0375. In view of its inherently defensive bias, the Fund has broad appeal for Maryland investors whose portfolio objectives require a high level of tax-exempt current yield and moderate principal volatility. We appreciate the confidence you have placed in us.

Sincerely,


/s/ M. Elliott Randolph, Jr.                  /s/ Paul D. Corbin

M. Elliott Randolph, Jr.                      Paul D. Corbin
President                                     Executive Vice President

April 14, 1997

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Portfolio Composition


                 SECTOR*                           QUALITY*

        [PIE CHART APPEARS HERE]           [PIE CHART APPEARS HERE]

      Revenue................... 2%               AAA.....64%
      Short-term Investments.... 3%               AA......18%
      Housing................... 5%               A....... 7%
      Prerefunded...............12%               BBB.....11%
      Hospital and Education....17%
      General Obligation-State..24%
      General Obligation-Local..37%


Portfolio Statistics

--------------------------------------------------------------------------------
  Net Asset Value Per:
--------------------------------------------------------------------------------
    Class A Share                                     $9.78
--------------------------------------------------------------------------------
    Institutional Share                               $9.87
--------------------------------------------------------------------------------
  Total Net Assets                                    $23,508,784
--------------------------------------------------------------------------------
  Average Maturity                                     8.1 years
--------------------------------------------------------------------------------
  Average Duration                                     5.2 years
--------------------------------------------------------------------------------
  Maturity Breakdown*:
--------------------------------------------------------------------------------
    0-1 year                                              1%
--------------------------------------------------------------------------------
    1-5 years                                            24%
--------------------------------------------------------------------------------
    5-10 years                                           47%
--------------------------------------------------------------------------------
    10-15 years                                          20%
--------------------------------------------------------------------------------
    15+ years                                             8%
--------------------------------------------------------------------------------

------------
* Calculated as a percentage of net assets. The Quality Breakdown listed above is calculated using Standard & Poor's ratings. The BBB classification includes holdings that are not rated by Standard & Poor's, but are rated by Moody's (see p. 9). These ratings are believed to be the most recent ratings available as of March 31, 1997.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on October 1, 1993 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and the currently effective 1.50% maximum sales charge for the Fund's Class A Shares.
     Since the Lehman Brothers Municipal Bond Index is unmanaged and does not reflect management styles, investment policies or certain fees and expenses similar to the Fund's, we will begin to compare the Fund's performance to an additional benchmark, the Lipper Other States Intermediate Municipal Debt Funds Average. The average is a composite of the performance of similar tax-exempt managed funds, so the funds' management styles, investment policies and management, distribution and operating expenses are reflected in the average's results.
     While the following charts are required by SEC rules, such comparisons are of limited utility since the Lehman Brothers Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these two indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results. While the Lipper Other States Intermediate Municipal Debt Funds Average is unmanaged, it is a composite of the performance of managed funds that do reflect ongoing management, distribution and operating expenses similar to those applicable to the Fund. The average, however, does not reflect the funds' sales charges. An investor who wished to replicate the total return of this average would have had to own the funds that it represents.
     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class A Shares*
October 1, 1993-March 31, 1997

                                                        Lipper
                      Flag                  Lehman      Other
                    Investors    Lehman    Brothers     States
                    Maryland    Brothers    7-Year   Intermediate
                  Intermediate  Municipal  Municipal   Municipal
                    Tax-Free      Bond       Bond     Debt Funds
                  Income Fund     Index      Index      Average

                      9,850      10,000     10,000      10,000
                      9,450       9,565      9,714       9,683
                      9,541       9,738      9,912       9,814
                      9,933      10,277     10,330      10,200
                     10,508      10,827     10,926      10,673
                     10,748      11,138     11,162      10,878
                     10,977      11,479     11,411      11,094
                     11,184      11,745     11,678      11,307


Average Annual Total Return*

--------------------------------------------------------------------------------
  Periods Ended 3/31/97        1 Year         5 Years      Since Inception**
--------------------------------------------------------------------------------
  Class A Shares                2.49%           --              3.25%
--------------------------------------------------------------------------------
* These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.
**   October 1, 1993.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Institutional Shares*
November 2, 1995-March 31, 1997

                                                        Lipper
                      Flag                  Lehman      Other
                    Investors    Lehman    Brothers     States
                    Maryland    Brothers    7-Year   Intermediate
                  Intermediate  Municipal  Municipal   Municipal
                    Tax-Free      Bond       Bond     Debt Funds
                  Income Fund     Index      Index      Average

                     10,000      10,000     10,000      10,000
                     10,151      10,096     10,053      10,063
                     10,116       9,975     10,018       9,988
                     10,157      10,051     10,062      10,017
                     10,342      10,281     10,242      10,187
                     10,572      10,543     10,494      10,400
                     10,548      10,519     10,482      10,382


Average Annual Total Return*

--------------------------------------------------------------------------------
Periods Ended 3/31/97           1 Year      5 Years      Since Inception**
--------------------------------------------------------------------------------
Institutional Shares             4.27%         --             3.85%
--------------------------------------------------------------------------------

* These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.

**   11/2/95.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                                                              Percent
  Par                                               Ratings       Value       of Net
 (000)                                          (Moody's/S&P)*  (Note 1)      Assets
---------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 96.8%
 $  500  Baltimore County, MD, Consolidated
         Public Improvement
          5.00%, 6/1/03                            Aaa/AAA      $  505,250     2.1%
  1,000  Baltimore County, MD, Consolidated
         Public Improvement
          5.50%, 6/1/04                            Aaa/AAA       1,037,660     4.4
    500  Baltimore County, MD, Metropolitan
         District, 61st Issue
          6.80%, 4/1/00                            Aaa/AAA         531,220     2.3
    250  Cecil County, MD (FGIC Insured),
         Refunding Consolidated Public
         Improvement Project,
         Callable 12/1/03 @ $102
          5.00%, 12/1/06                           Aaa/AAA         247,155     1.1
    500  Charles County, MD, Refunding
         Consolidated Public Improvement,
         Callable 6/1/01 @ $102
          6.25%, 6/1/02                            Aa3/AA-         533,025     2.3
    500  Charles County, MD, Refunding
         Consolidated Public Improvement
          6.00%, 6/1/99                            Aa3/AA-         516,390     2.2
    500  Frederick, MD, Refunding and
         Improvement (FGIC Insured)
          5.80%, 12/1/02                           Aaa/AAA         524,010     2.2
  1,000  Howard County, MD, Refunding
         Consolidated Public Improvement
         Project, Series "A"
          5.75%, 2/15/01                           Aaa/AA+       1,037,790     4.4
    375  Laurel, MD, Refunding, Series "A"
         (MBIA Insured), Prerefunded
         7/1/01 @ $102
          6.60%, 7/1/03                            Aaa/AAA         408,220     1.7
    500  Maryland National Capital Park &
         Planning Commission, Prince George's
         County, Park Aquisition &
         Development, Series T-2,
         Callable 7/1/05 @ $101
          5.00%, 7/1/08                            Aa2/AA          490,690     2.1

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------
Statement of Net Assets (continued)

                                                                              Percent
  Par                                               Ratings       Value       of Net
 (000)                                          (Moody's/S&P)*  (Note 1)      Assets
---------------------------------------------------------------------------------------
$   500  Maryland State Capital Improvement
         and Refunding
          4.90%, 4/15/03                           Aaa/AAA       $ 502,585     2.1%
    500  Maryland State Capital Improvement
         and Refunding, Callable
         4/15/03 @ $100
          5.00%, 4/15/04                           Aaa/AAA         503,355     2.1
    500  Maryland State and Local Facilities Loan,
         First Series
          4.00%, 2/15/03                           Aaa/AAA         475,780     2.0
    100  Maryland State and Local Facilities Loan,
         First Series, Callable 5/15/02 @ $102
          6.00%, 5/15/07                           Aaa/AAA         105,597     0.5
  1,000  Maryland State and Local Facilities Loan,
         Second Series
          5.25%, 6/15/05                           Aaa/AAA       1,019,280     4.3
  1,250  Maryland State and Local Facilities Loan,
         Second Series, Callable 6/15/06 @ $101
          5.25%, 6/15/09                           Aaa/AAA       1,247,663     5.3
  1,000  Maryland State and Local Facilities Loan,
         Third Series
          5.00%, 10/15/06                          Aaa/AAA         996,980     4.2
    300  Maryland State and Local Facilities Loan,
         Third Series, Callable 7/15/01 @ $101
          6.50%, 7/15/04                           Aaa/AAA         323,670     1.4
  1,000  Montgomery County, MD,
         Consolidated Public Improvement
         Project, Series "A", Callable
         10/1/04 @ $102
          5.75%, 10/1/07                           Aaa/AAA       1,049,230     4.5
    500  Ocean City, MD, Refunding
         (MBIA Insured)
          5.00%, 3/15/03                           Aaa/AAA         502,285     2.1
    250  Prince George's County, MD,
         Refunding Consolidated Public
         Improvement Project, Series "A"
         (MBIA Insured), Callable
         3/1/02 @ $102
          5.40%, 9/1/02                            Aaa/AAA         257,190     1.1

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                              Percent
  Par                                               Ratings       Value       of Net
 (000)                                          (Moody's/S&P)*  (Note 1)      Assets
---------------------------------------------------------------------------------------
$   250  Prince George's County, MD,
         Refunding Consolidated Public
         Improvement Project (AMBAC Insured),
         Callable 3/15/03 @ $102
          5.50%, 3/15/05                          Aaa/AAA       $  257,455     1.1%
    250  St. Mary's County, MD,
         Metropolitan Commission,
         Callable 11/1/03 @ $102
          5.65%, 11/1/07                          A/A+             257,698     1.1
    250  Washington Suburban Sanitary
         District, MD, Prerefunded
         11/1/01 @ $102
          6.40%, 11/1/04                          #AAA/AAA         271,370     1.2
    360  Washington Suburban Sanitary
         District, MD
          8.00%, 1/1/02                           Aa1/AA           408,046     1.7
  1,000  Washington Suburban Sanitary
         District, MD, Callable 6/1/03 @ $102
          5.00%, 6/1/06                           Aa1/AA           992,680     4.3
                                                               -----------    ----
                                                                15,002,274    63.8
                                                               -----------    ----
Other Revenue -- 33.0%
    350  Baltimore County, MD, Mortgage
         Revenue (FHA Insured),
         Callable 11/1/03 @ $102
          6.60%, 11/1/14                          NR**/AAA         364,382     1.5
    100  Baltimore, MD, Convention Center
         (FGIC Insured), Callable 9/1/04 @ $100
          5.60%, 9/1/06                           Aaa/AAA          102,678     0.4
    230  Charles County, MD, Housing
         Revenue (MBIA Insured),
         Callable 7/1/03 @ $102
          5.375%, 7/1/09                          Aaa/AAA          228,859     1.0
    100  Frederick County, MD, College
         Revenue for Hood College,
         Callable 7/1/00 @ $102
          6.95%, 7/1/02                           Baa1/NR**        108,437     0.5
    700  Kent County, MD, College, Project &
         Refunding--Washington College
         Project, Callable 7/1/99 @ $102
          7.70%, 7/1/18                           Baa2/NR**        752,507     3.2

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)

                                                                              Percent
  Par                                               Ratings       Value       of Net
 (000)                                          (Moody's/S&P)*  (Note 1)      Assets
---------------------------------------------------------------------------------------
$   400  Maryland State Health and Higher
         Education Facilities Authority,
         Revenue for Bon Secours Heartland,
         Issue A, Prerefunded 7/1/00 @ $102
          7.375%, 9/1/17                          NR**/A+       $  433,711     1.8%
    500  Maryland State Health and Higher
         Education Facilities Authority,
         Revenue for Good Samaritan Hospital
          5.40%, 7/1/04                           A1/A             505,390     2.2
  1,000  Maryland State Health and Higher
         Education Facilities Authority,
         Revenue for Greater Baltimore Medical
         Center, Prerefunded 7/1/01 @ $102
          6.75%, 7/1/19                           #AAA/AAA       1,092,440     4.6
    640  Maryland State Health and Higher
         Education Facilities Authority,
         Revenue for Harford Memorial
         and Fallston General Hospitals,
         Callable 7/1/97 @ $102
          8.50%, 7/1/14                           Baa1/NR**        657,050     2.8
    200  Maryland State Health and Higher
         Education Facilities Authority,  Revenue
         for Howard County General Hospital
          4.55%, 7/1/98                           Baa1/BBB         200,422     0.9
    250  Maryland State Health and Higher
         Education Facilities Authority,
         Revenue for Johns Hopkins University
          6.00%, 7/1/07                           Aa2/AA-          264,490     1.1
    300  Maryland State Health and Higher
         Education Facilities Authority,
         Revenue for Peninsula Regional
         Medical, Callable 7/1/03 @ $102
          5.00%, 7/1/06                           A2/A             292,818     1.2
    300  Maryland State Health and Higher
         Education Facilities Authority,
         Revenue for Suburban Hospital
          4.75%, 7/1/03                           A1/A+            291,294     1.2
  1,000  Maryland State Health and Higher
         Education Facilities Authority,
         Revenue for University of Maryland
         Medical Systems, Callable
         7/1/03 @ $102 (FGIC Insured)
          5.40%, 7/1/08                           Aaa/AAA        1,005,860     4.3

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                              Percent
  Par                                               Ratings       Value       of Net
 (000)                                          (Moody's/S&P)*  (Note 1)      Assets
---------------------------------------------------------------------------------------
$   400  Maryland State Industrial Development
         Authority, Revenue for American
         Center Physics Headquarters
          5.80%, 1/1/01                          NR**/BBB      $   403,708     1.7%

    500  Montgomery County, MD, Maryland
         Housing Opportunities Commission,
         Single Family Mortgage Revenue,
         Callable 7/1/06 @ $102
          5.40%, 7/1/16                          Aa2/NR**          502,090     2.2
    500  University of Maryland Systems
         Auxiliary Facilities & Tuition Revenue,
         Series B, Prerefunded 10/1/02 @ $102
          6.40%, 4/1/06                          Aa3/AAA           546,740     2.4
                                                               -----------   -----
                                                                 7,752,876    33.0
                                                               -----------   -----
         Total Municipal Bonds
           (Cost $22,741,883)                                   22,755,150    96.8
                                                               -----------   -----


 REPURCHASE AGREEMENT -- 1.2%
    293  Goldman Sachs & Co., 6.25%
         Dated 3/31/97, to be repurchased on 4/1/97,
         collateralized by U.S. Treasury Notes with
         a market value of $299,276.
          (Cost $293,000)                                          293,000     1.2
                                                               -----------   -----

Total Investments in Securities
 (Cost $23,034,883)***                                          23,048,150    98.0

Other Assets in Excess of Liabilities, Net                         460,634     2.0
                                                               -----------   -----

Net Assets                                                     $23,508,784   100.0%
                                                               ===========   =====
Net Asset Value Per:
 Class A Share
    ($11,537,534 / 1,179,735 shares outstanding)                    $9.78
                                                                    =====
  Institutional Share
    ($11,971,250 / 1,212,724 shares outstanding)                    $9.87
                                                                    =====
Maximum Offering Price Per:
  Class A Share
    ($9.78 / 0.985)                                                 $9.93
                                                                    =====
  Institutional Share                                               $9.87
                                                                    =====

------------
* The Moody's and Standard and Poor's ratings are believed to be the most recent ratings available as of March 31, 1997.
**   Not rated.
***  Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Operations
                                                                    For the
                                                                   Year Ended
                                                                    March 31,
--------------------------------------------------------------------------------
                                                                     1997
Investment Income (Note 1):
   Interest                                                        $1,138,292
                                                                   ----------
Expenses:
   Investment advisory fee (Note 2)                                    79,698
   Legal                                                               47,690
   Printing and postage                                                30,587
   Distribution fee (Note 2)                                           29,887
   Accounting fee (Note 2)                                             25,202
   Audit                                                               21,100
   Registration fees                                                   16,492
   Transfer agent fees (Note 2)                                        11,297
   Organizational expense (Note 1)                                     10,224
   Custodian fee                                                        3,056
   Directors' fees                                                      1,511
   Miscellaneous                                                          337
   Insurance                                                              300
                                                                   ----------
            Total expenses                                            277,381
Less: Fees waived and expenses reimbursed (Note 2)                   (144,578)
                                                                   ----------
            Net expenses                                              132,803
                                                                   ----------
Net investment income                                               1,005,489
                                                                   ----------
Net realized and unrealized gain/(loss) on investments:
   Net realized loss from security transactions                       (85,513)
   Change in unrealized appreciation or depreciation
     of investments                                                    27,235
                                                                   ----------
   Net realized and unrealized loss on investments                    (58,278)
                                                                   ----------
Net increase in net assets resulting from operations               $  947,211
                                                                   ==========

                       See Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                               For the Year Ended March 31,
--------------------------------------------------------------------------------
                                                  1997            1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                       $ 1,005,489      $  613,033
   Net loss from security transactions             (85,513)         (2,588)
   Change in unrealized appreciation or
     depreciation of investments                    27,235         434,427
                                               -----------     -----------
   Net increase in net assets resulting
     from operations                               947,211       1,044,872
                                               -----------     -----------
Distributions to Shareholders from:
   Net investment income:
     Class A Shares                               (513,444)       (528,695)
     Institutional Shares                         (509,983)        (60,193)
   Distributions in excess of income
       (Class A Shares)                            (32,984)        (68,882)
                                               -----------     -----------
   Total distributions                          (1,056,411)       (657,770)

Capital Share Transactions (Note 3):
   Proceeds from sale of shares                  7,978,261      10,461,018
   Value of shares issued in reinvestment
     of dividends                                  455,395         402,890
   Cost of shares repurchased                   (3,949,236)     (5,036,544)
                                               -----------     -----------
   Total increase in net assets derived
     from capital share transactions             4,484,420       5,827,364
                                               -----------     -----------
   Total increase in net assets                  4,375,220       6,214,466

Net Assets:
   Beginning of year                            19,133,564      12,919,098
                                               -----------     -----------
   End of year                                 $23,508,784     $19,133,564
                                               ===========     ===========

                       See Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights--Class A Shares
(For a share outstanding throughout each period)

                                              For the Year Ended
                                                   March 31,
--------------------------------------------------------------------------------
                                                     1997
Per Share Operating Performance:
  Net asset value at beginning of period             $ 9.84
                                                     ------
Income from Investment Operations:
   Net investment income                               0.44
   Net realized and unrealized gain/(loss)
     on investments                                   (0.05)
                                                     ------
   Total from Investment Operations                    0.39
Less Distributions:
   Dividends from net investment income               (0.44)
   Distributions in excess of income                  (0.01)
                                                     ------
   Total distributions                                (0.45)
                                                     ------
Net asset value at end of period                     $ 9.78
                                                     ======
Total Return(2)                                        4.05%
Ratios to Average Daily Net Assets:
   Expenses(3)                                         0.70%
   Net investment income(4)                            4.29%
Supplemental Data:
   Net assets at end of period (000)                $11,538
   Portfolio turnover rate                            33.18%

------------
(1)  Commencement of operations.
(2)  Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average net daily assets would have been 1.34%, 1.69%, 1.85% and 2.46% for the years ended March 31, 1997, 1996, 1995 and the period ended March 31, 1994, respectively.
(4) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been 3.66%, 3.13%, 3.29% and 1.68% for the years ended March 31, 1997,
     1996, 1995 and the period ended March 31, 1994, respectively.
(5)  Annualized.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                                      For the Period
                                                                                    October 1, 1993(1)
                                                                                         through
                                                   For the Year Ended March 31,          March 31,
------------------------------------------------------------------------------------------------------
                                                    1996                 1995              1994
Per Share Operating Performance:
  Net asset value at beginning of period           $ 9.52               $ 9.50           $ 10.00
                                                   ------               ------           -------
Income from Investment Operations:
   Net investment income                             0.39                 0.40              0.14
   Net realized and unrealized gain/(loss)
     on investments                                  0.38                 0.05             (0.53)
                                                   ------               ------           -------
   Total from Investment Operations                  0.77                 0.45             (0.39)
Less Distributions:
   Dividends from net investment income             (0.39)               (0.40)            (0.11)
   Distributions in excess of income                (0.06)               (0.03)               --
                                                   ------               ------           -------
   Total distributions                              (0.45)               (0.43)            (0.11)
                                                   ------               ------           -------
Net asset value at end of period                   $ 9.84               $ 9.52           $  9.50
                                                   ======               ======           =======

Total Return(2)                                      8.20%                5.12%            (4.06)%
Ratios to Average Daily Net Assets:
   Expenses(3)                                       0.70%                0.70%             0.29%(5)
   Net investment income(4)                          4.09%                4.44%             3.84%(5)
Supplemental Data:
   Net assets at end of period (000)              $12,066              $12,919           $11,872
   Portfolio turnover rate                           8.79%               33.00%             8.51%


                       See Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights--Institutional Shares
(For a share outstanding throughout each period)
                                                                For the Period
                                               For the Year     Nov. 2, 1995(1)
                                                   Ended            through
                                                March 31,          March 31,
--------------------------------------------------------------------------------
                                                   1997              1996
Per Share Operating Performance:
   Net asset value at beginning of period         $ 9.93            $ 9.93
                                                  ------            ------
Income from Investment Operations:
   Net investment income                            0.48              0.15
   Net realized and unrealized loss
     on investments                                (0.07)            (0.03)
                                                  ------            ------
   Total from Investment Operations                 0.41              0.12
Less Distributions:
   Dividends from net investment income
     and short-term gains                          (0.47)            (0.12)
                                                  ------            ------
   Net asset value at end of period               $ 9.87            $ 9.93
                                                  ======            ======

Total Return                                        4.27%             2.83%(2)
Ratios to Average Daily Net Assets:
   Expenses(3)                                      0.45%             0.45%(2)
   Net investment income(4)                         4.55%             4.45%(2)
Supplemental Data:
   Net assets at end of period (000)             $11,971            $7,068
   Portfolio turnover rate                         33.18%             8.79%(2)

------------
(1)  Commencement of operations.
(2)  Annualized.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.08% and 1.30% for the year ended March 31, 1997 and the period ended March 31, 1996, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.92% and 3.67% for the year ended March 31, 1997 and the period ended March 31, 1996, respectively.


                       See Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Notes to Finaicial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on July 23, 1993, commenced operations October 1, 1993. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end Management Investment Company. It is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. The Fund invests primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally.

     The Fund consists of two share classes: Class A Shares, which commenced October 1, 1993, and Institutional Shares, which commenced November 2, 1995.

     The Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Institutional Shares have neither a front-end sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--Municipal obligations are usually traded in the over-the-counter market. When there is an available market quotation, the Fund values a municipal obligation by using the most recent price provided by an investment dealer. The Fund may also value a municipal obligation by using a price from an independent pricing service that the Investment Advisor has determined reflects the obligation's fair market value. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Notes to Finaicial Statements (continued)

NOTE 1--concluded

          agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period from the Fund's commencement of operations.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500 billion and 0.25% of the amount over $1.5 billion.

     ICC has agreed to waive its fees when necessary so that expenses are no more than 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets. For the year ended March 31, 1997, ICC waived fees of $79,698 and reimbursed expenses of $64,880.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $25,202 for accounting services for the year ended March 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $11,297 for transfer agent services for the year ended March 31, 1997.

     As compensation for providing distribution services, the Fund pays Alex. Brown & Sons Incorporated ("Alex. Brown") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets. For the year ended March 31, 1997, distribution fees aggregated $29,887. The Fund did not pay Alex. Brown any commissions for the year ended March 31, 1997.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period April 1, 1996 through March 31, 1997 was approximately $950, and the accrued liability was approximately $2,200.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 40 million shares of $.001 par value capital stock (25 million Class A, 2 million Class B, 5 million Institutional, 5 million Alex. Brown Capital Advisory & Trust and 3 million undesignated). Transactions in shares of the Fund are listed on the following page.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Notes to Finaicial Statements (concluded)

NOTE 3--continued


                                                        Class A Shares
                                             -----------------------------------
                                                For the               For the
                                               Year Ended           Year Ended
                                             March 31, 1997       March 31, 1996
                                             --------------       --------------

Shares sold                                       77,427               318,331
Shares issued to shareholders on
   reinvestment of dividends                      33,825                39,023
Shares redeemed                                 (157,261)             (488,564)
                                             -----------           -----------
Net decrease in shares outstanding               (46,009)             (131,210)
                                             ===========           ===========
Proceeds from sale of shares                 $   750,704           $ 3,133,248
Value of reinvested dividends                    331,270               382,490
Cost of shares redeemed                       (1,538,466)           (4,810,545)
                                             -----------           -----------
Net decrease from capital share transactions $  (456,492)          $(1,294,807)
                                             ===========           ===========

                                                     Institutional Shares
                                             -----------------------------------
                                                                  For the Period
                                                 For the           Nov. 2, 1995*
                                               Year Ended             through
                                             March 31, 1997       March 31, 1996
                                             --------------       --------------

Shares sold                                       731,797              731,839
Shares issued to shareholders on
   reinvestment of dividends                       12,570                2,037
Shares redeemed                                  (243,131)             (22,388)
                                              -----------           ----------
Net increase in shares outstanding                501,236              711,488
                                              ===========           ==========
Proceeds from sale of shares                  $ 7,227,557           $7,327,770
Value of reinvested dividends                     124,125               20,400
Cost of shares redeemed                        (2,410,770)            (225,999)
                                              -----------           ----------
Net increase from capital share transactions  $ 4,940,912           $7,122,171
                                              ===========           ==========

----------
*Commencement of operations.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $12,702,143 and sales of investment securities aggregated $7,177,895 for the year ended March 31, 1997.
     On March 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $138,678 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $125,411.

NOTE 5--Net Assets

     On March 31, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares .............................................     $11,637,968
   Institutional Shares .......................................      12,063,083
Accumulated net realized loss from securities transactions ....        (205,533)
Unrealized appreciation of investments ........................          13,266
                                                                    -----------
                                                                    $23,508,784
                                                                    ===========

NOTE 6--Distributions

     Of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 1997, 96.91% qualify as tax-exempt interest dividends for federal tax purposes. The Fund did not distribute any capital gains during the year.

NOTE 7--Capital Loss Carryforward

     At March 31, 1997, there was a tax capital loss carryforward of $164,603 of which $36,982 expires in 2003, $83,039 expires in 2004 and $44,582 expires in 2005. This carryforward will be used to offset any future net capital gains.

NOTE 8--Merger Agreement

     On April 6, 1997, Bankers Trust New York Corporation and Alex. Brown Incorporated announced that they had signed a definitive agreement to merge. The merger, which is expected to be completed by the fourth quarter of 1997, is subject to customary closing conditions, including certain regulatory and shareholder approvals.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc.:

     We have audited the accompanying statement of net assets of the Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey



April 25, 1997

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Directors and Officers


                                 RICHARD T. HALE
                                    Chairman

             JAMES J. CUNNANE                     PAUL D. CORBIN
                 Director                    Executive Vice President

              JOHN F. KROEGER                    GARY V. FEARNOW
                 Director                         Vice President

               LOUIS E. LEVY                     MONICA M. HAUSNER
                 Director                         Vice President

            EUGENE J. MCDONALD                  EDWARD J. VEILLEUX
                 Director                         Vice President

             REBECCA W. RIMEL                     SCOTT J. LIOTTA
                 Director                  Vice President and Secretary

             TRUMAN T. SEMANS                    JOSEPH A. FINELLI
                 Director                            Treasurer

         M. ELLIOTT RANDOLPH, JR.               LAURIE D. COLLIDGE
                 President                      Assistant Secretary


Investment Objective

A open-end mutual fund designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure.

--------------------------------------------------------------------------------
    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
--------------------------------------------------------------------------------

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS


                                     Growth

                       Flag Investors Emerging Growth Fund
                       Flag Investors Equity Partners Fund
                        Flag Investors International Fund

                                 Equity Income

                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced

                        Flag Investors Value Builder Fund

                                     Income

                  Flag Investors Short-Intermediate Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income

                  Flag Investors Managed Municipal Fund Shares
            Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income

                    Flag Investors Cash Reserve Prime Shares



                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                                ALEX. BROWN & SONS
                                  INCORPORATED